Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent events
Subsequent events
On January 4, 2018, we completed the acquisition of Kemetyl Industrial Chemicals (“Kemetyl”). Kemetyl is among the leading distributors of chemical products in the Nordic region and provides bulk and specialty chemicals, such as isopropanol, glycols, metal salts, minerals and polyacrylamides, to customers in Sweden and Norway. The addition of Kemetyl will allow Univar to expand its leading position in the pharmaceutical industry.
On January 31, 2018, Juliet Teo resigned from the Company's Board of Directors as the shareholding of Dahlia Investments Pte. Ltd fell below its nomination rights. On February 1, 2018, the Board of Directors appointed Joan Braca as a member of the Board. Joan Braca will be an independent member of the Board's Compensation and Nominating and Corporate Governance Committees.
On February 1, 2018, the Company's Board of Directors announced the appointment of Stephen D. Newlin as Executive Chairman of the Board and David C. Jukes as President and Chief Executive Officer. The Board also announced that it intends to appoint Mr. Jukes a member of the Board. These changes are to become effective May 9, 2018 in conjunction with the Company's annual shareholder meeting.
On February 12, 2018, Univar made an optional $300.0 million early repayment of principal against the $2,277.8 million balance of its Term B Loan due 2024. This early repayment used existing cash balances that were remitted to the U.S. from non-U.S. subsidiary earnings, subject to the newly enacted U.S. Tax Cuts and Jobs Act. It fully satisfies the $142.7 million of 2018 through 2024 scheduled principal amortization payments. This early repayment has no impact on the Company's leverage ratio but is expected to reduce net interest expense by approximately $10.0 million per year.